SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2004

Commission file number: 1-5256

V. F. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	23-1180120
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

105 Corporate Center Boulevard
Greensboro, North Carolina 27408
(Address of principal executive offices)

(336) 424-6000
(Registrant’s telephone number, including area code)

ITEM 9 — Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure.” On April 27, 2004, VF Corporation issued a press release announcing its financial results for the first quarter 2004. A copy of the press release is attached as Exhibit 99.1 to this report and hereby incorporated by reference.

ITEM 12 — Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On April 27, 2004, VF Corporation issued a press release announcing its financial results for the first quarter 2004. A copy of the press release is attached as Exhibit 99.1 to this report and hereby incorporated by reference.

99.1	Press release issued by VF Corporation on April 27, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)

	By:	/s/ Robert K. Shearer

Robert K. Shearer
Vice President — Finance & Global
Processes and Chief Financial Officer
(Chief Financial Officer)
Date: April 27, 2004

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER
99.1	Press release issued by VF Corporation on April 27, 2004	5

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